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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 17, 2002


                           NEOMEDIA TECHNOLOGIES, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)



Delaware                           0-21743                        36-3680347
--------------------------------------------------------------------------------
(State or Other           (Commission File Number)              (IRS Employer
Jurisdiction                                                 Identification No.)
Incorporation)



         2201 Second Street, Suite 600, Fort Myers, Florida                33901
--------------------------------------------------------------------------------
                  (Address of Principal Executive Offices)            (Zip Code)

                      (941)-337-3434
------------------------------------------------
(Registrant's Telephone Number, including Area Code)

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Item 5.   Other Events.

On May 16, 2002, NeoMedia Technologies, Inc. (the "Company") was notified by Nasdaq Listing Qualifications Staff that the Company's common stock would be delisted from The Nasdaq SmallCap Market, effective May 17, 2002. The Nasdaq Listing Qualifications Staff indicated that these securities would be delisted due to the Company's failure to demonstrate sustained compliance with all requirements for continued listing on The Nasdaq SmallCap Market. The Company will not protest the delisting.

A copy of the press release dated May 17, 2002 announcing the delisting is attached as Exhibit 02.1 hereto and is hereby incorporated by reference.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  NeoMedia Technologies, Inc.
                                  ---------------------------------------------
                                      (Registrant)

Date: May 17, 2002                    By:/s/ Charles T. Jensen
      ------------                       ---------------------------------------
                                      Charles T. Jensen, Vice President, Chief
                                      Financial Officer, Treasurer and Director


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                                  EXHIBIT INDEX

Sequential              Exhibit
Page Number             Document
-----------             --------

     5                     02.1               NeoMedia Technologies, Inc. press
                                              release dated May 17, 2002


                                       4